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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                  FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 25, 1999

                             ROYAL OAK MINES INC.

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            (Exact name of registrant as specified in its charter)

                       Commission File Number 1-4350

ONTARIO, CANADA                            98-0160821
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(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                     98033-7314
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(Address of principal executive offices)   (Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code

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Item 5.   Other Events

Royal Oak Mines Inc. has received notice from James H. Wood, Chief Financial Officer, of his resignation for personal reasons. Mr. Wood will terminate his employment with the Company on May 15, 1999.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        ROYAL OAK MINES INC.


Date:  March 25, 1999                   By: /s/ M.K. Witte
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                                           M.K. Witte
                                           President and CEO




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